UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                September 9, 2008


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                   offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

United States Steel Corporation announced the September 9, 2008 ratification of collective bargaining agreements by the United Steelworkers covering approximately 17,000 employees at U. S. Steel's domestic flat-rolled, tubular and iron ore mining facilities (see Exhibit 99.1).

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           99.1 Press release titled "U. S. Steel and its Tubular Products, Inc. Subsidiary Announce Ratification of New Collective Bargaining Agreements by United Steelworkers-Represented Employees"

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------
     Larry G. Schultz
     Senior Vice President & Controller



Dated:  September 10, 2008